                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                             --------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 27, 1997

                            BEACON PROPERTIES, L.P.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)

      0-22139                                                 04-3224259
(Commission File Number)                               (IRS Employer Id. Number)


         50 Rowes Wharf
      Boston, Massachusetts                                              02110
(Address of principal executive officers)                             (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 5. Other Events.

Beacon Properties, L.P. (the "Operating Partnership") has acquired the following properties:

On July 1, 1997 the Operating Partnership acquired Sunnyvale Business Center, a three-building, 175,000 square foot office property located in Sunnyvale, California for $33.8 million in cash. The property is 100 percent occupied by Advanced Micro Devices, Inc. under a sub-lease from Silicon Graphics, Inc. and was completed in 1990. The seller was O.M. Sunnyvale Associates, L.P.

The Operating Partnership acquired an 11-acre development site on August 21, 1997 located on Route 128 near the Massachusetts Turnpike in Newton, Massachusetts and plans to convert a former warehouse located there into a Class A office complex to be known as Riverside Center. The purchase price was $32.5 million in cash and the seller was Cabot Cabot & Forbes of New England. Scheduled for completion by year-end 1999, Riverside Center will be a four-story office building containing approximately 500,000 square feet, parking for 1,500 cars and pedestrian access to the Charles River and Riverside Park.

On September 25, 1997 the Operating Partnership acquired a parcel of land on which it plans to develop a 22-story, 207,000 square foot Class A office tower located at 150 California Street in San Francisco, California. It was purchased from CalProp, Inc. for $10.6 million in cash.

On September 29, 1997 the Operating Partnership purchased five acres in the Media District of Burbank, California directly across from NBC studios, and plans to co-develop with J.H. Snyder Company a Class A office project known as the Media Center. The project will consist of three interconnected six-story buildings containing 585,000 square feet. The land was purchased for $18.9 million from the City of Burbank, Ishverbhai Patel, Patel Charitable Remainder Unitrust and Burbank Holdings, Inc.

The Civic Opera Building located at 20 North Wacker Drive in downtown Chicago, Illinois was acquired on October 1, 1997. The purchase price was $59.6 million which included the assumption of a mortgage of $31.8 million, issuance of $6.7 million of Operating Partnership Units and $21.1 million of cash. The Civic Opera Building was purchased from Windy Point LLC and Range Line LLC, affiliates of the Fifield Realty Corporation. The building was originally constructed in 1929 and has undergone nearly $10 million of renovations since 1994. It contains 824,000 square feet in 44 floors.

200 West Adams was purchased on October 8, 1997 for $72.2 million in cash. The building is located in downtown Chicago at the corner of Adams and Wells Street and was completed in 1985. The 677,000 square foot building is currently 92% leased. The property was acquired from the Adams Family LLC.

On October 20, 1997, Lakeside Office Park was acquired from the Mutual Life Insurance Company of New York for $38.0 million in cash. The park consists of five buildings containing a total of 391,000 square feet which is currently 92 percent occupied. The property was developed from 1972 to 1978 and refurbished over the past three years. Lakeside is located in Atlanta'a Central Perimeter submarket at the intersection of I-285 and the Georgia 400.

Item. 7 Financial Statements and Exhibits

   (a)  Financial Statements Under Rule 3-14 of Regulation S-X

        Statement of Excess of Revenues over Specific Operating Expenses of Civic Opera House, Chicago, Illinois for the year ended December 31, 1996

        Statement of Excess of Revenues over Specific Operating Expenses of 200
        W. Adams, Chicago, Illinois for the year ended December 31, 1996

   (b)  Pro Forma Financial Statements

        Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 (Unaudited)

        Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

        Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1997 (Unaudited)

   (c)  Exhibits

        23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                            BEACON PROPERTIES, L.P.
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEACON PROPERTIES, L.P.

                                       By: Beacon Properties Corporation
                                           Its General Partner


                                       /s/ Robert J. Perriello
                                       -----------------------------------------
                                       Robert J. Perriello
                                       Senior Vice President
                                       and Chief Financial Officer

Date: October 24, 1997

Report of Independent Accountants


To the Board of Directors and Stockholders of Beacon Properties Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of the Civic Opera House located at 20 North Wacker, Chicago, Illinois (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of the Civic Opera House located in Chicago, Illinois for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                            Coopers & Lybrand L.L.P.

Chicago, Illinois
September 9, 1997

Civic Opera House
(20 North Wacker)
Chicago, Illinois

Statements of Excess of Revenues Over Specific Operating Expenses

                                                                    For the Six        For the Year
                                                                    Months Ended          Ended
                                                                   June 30, 1997    December 31, 1996
                                                                    (Unaudited)
 Revenues:
      Base rent                                                    $   4,936,983    $     10,357,540
      Recoveries from tenants                                            570,584           1,545,110
      Other income                                                       146,027             551,086
                                                                   --------------   -----------------

                                                                       5,653,594          12,453,736
                                                                   --------------   -----------------

 Specific operating expenses (Note 2):
      Property taxes                                                   1,050,000           1,989,927
      Repairs and maintenance                                            843,525           3,160,457
      Utilities                                                          637,141           1,462,370
      Janitorial and cleaning                                            572,299           1,151,375
      General and administrative                                         446,733             937,249
      Security                                                            86,347             167,594
      Insurance                                                           66,775             127,813
                                                                   --------------   -----------------

                                                                       3,702,820           8,996,785
                                                                   --------------   -----------------

 Excess of revenues over specific operating expenses               $   1,950,774    $      3,456,951
                                                                   ==============   =================


    The accompanying notes are an integral part of the financial statement.

Civic Opera House
(20 North Wacker)
Chicago, Illinois

Notes to Statements of Excess of Revenues
Over Specific Operating Expenses

1.       Organization and Significant Accounting Policies

         Description of Properties

         The Civic Opera House (the "Property") is located at 20 North Wacker in Chicago, Illinois and consists of 871,563 (unaudited) square feet of office space. Beacon Properties Corporation intends to acquire the entire fee interest in this Property.

         Rental Revenues

         Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent and amounts to approximately $168,000 and $384,000 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

         Risks and Uncertainties

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.       Basis of Accounting

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.


3.       Description of Leasing Arrangements

         The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

               1997                                      $11,556,000
               1998                                       11,929,000
               1999                                       11,165,000
               2000                                        9,475,000
               2001                                        8,225,000
               Thereafter                                 28,600,000

Report of Independent Accountants


To the Board of Directors and Stockholders of Beacon Properties Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of 200 W. Adams (the "Property") located in Chicago, Illinois for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 200 W. Adams located in Chicago, Illinois for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                               /s/ Coopers & Lybrand L.L.P.


Chicago, Illinois
September 5, 1997

200 W. Adams
Chicago, Illinois

Statements of Excess of Revenues Over Specific Operating Expenses



                                                           For the Six      For the Year
                                                           Months Ended        Ended
                                                          June 30, 1997     December 31,
                                                           (unaudited)          1996
 Revenues:
      Base rent                                          $    5,543,419    $   10,466,993
      Recoveries from tenants                                 1,164,900         2,646,523
      Other income                                               38,066            67,580
                                                         ---------------   ---------------

                                                              6,746,385        13,181,096
                                                         ---------------   ---------------
 Specific operating expenses (Note 2):
      Utilities                                                 231,500           591,666
      Janitorial land cleaning                                  443,203           863,738
      Security                                                  100,549           218,063
      General and administrative                                148,261           339,363
      Repairs and maintenance                                   318,878           581,577
      Insurance                                                  55,392           112,811
      Property taxes                                          1,971,362         3,538,888
      Landscaping                                                 4,970            24,885
                                                         ---------------   ---------------

                                                              3,274,115         6,270,991
                                                         ---------------   ---------------

 Excess of revenues over specific operating expenses     $    3,472,270    $    6,910,105
                                                         ===============   ===============

    The accompanying notes are an integral part of the financial statement.

200 W. Adams
Chicago, Illinois

Notes to Statements of Excess of Revenues
Over Specific Operating Expenses

1.       Organization and Significant Accounting Policies

         Description of Properties

         200 W. Adams (the "Property") is a 649,212 (unaudited) square foot office complex located in Chicago, Illinois. Beacon Properties Corporation intends to acquire the entire fee interest in this Property.

         Rental Revenues

         Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent and amounted to approximately $97,500 and $195,000 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

         Risks and Uncertainties

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Basis of Accounting

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3.       Description of Leasing Arrangements

         The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

                     1997                 $ 10,268,575
                     1998                    8,840,483
                     1999                    7,407,512
                     2000                    6,030,448
                     2001                    5,445,315
                     Thereafter             12,421,388

         As of December 31, 1996, one type of tenant (government) occupied approximately 35% of leaseable square feet and represented approximately 50% of total base revenues.

                            BEACON PROPERTIES, L.P.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties, L.P. (the "Operating Partnership") as of June 30, 1997, is presented as if the Sunnyvale Business Center, Riverside, 150 California, Civic Opera Building, 200 West Adams, Media Center and Lakeside properties were acquired on June 30, 1997.

     The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and six months ended June 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 (as more fully described below), the closing of the MetLife Mortgage loan, the Beacon Properties Corporation common stock offerings from January 1996 to April 1997 (as more fully described below) and the Beacon Properties Corporation 8.98% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996.

     In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Operating Partnership would have been for the period, nor does it purport to represent the Operating Partnership's results of operations for future periods.

Acquisitions included in pro forma:

                                                    Rentable       Year Built/    Date of
Property Name                                        Sq Ft         Renovated    Acquisition
-------------                                        -----         ---------    -----------

1996 Acquisitions
---------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                       3,302,000      1970-1989     02/15/96
---------------------------------------------------------------------------------------------
New York Life Portfolio,
Chicago, IL and Washington, D.C.                    1,012,000      1984-1986     08/16/96
---------------------------------------------------------------------------------------------
Fairfax County Portfolio,
McLean, VA and Herndon, VA                            550,000      1981-1988     09/05/96
---------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA               666,000      1974-1980     10/18/96
---------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA            817,000      1970-1985     11/15/96
---------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                       263,000      1985-1986     11/21/96
---------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                544,000      1971-1992     11/21/96
---------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA          727,000      1985-1991     12/20/96
---------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA          400,000           1981     12/20/96
---------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                         791,000      1980-1982     12/27/96
---------------------------------------------------------------------------------------------

                                                           Purchase Price (in thousands)
                                                        -------------------------------------
Seller                                                   Cash     Debt  O.P.Units  Total
------                                                   ----     ----  ---------  -----
1996 Acquisitions
---------------------------------------------------------------------------------------------
Metropolitan Life Insurance Company                    $322,200          $13,800  $336,000
---------------------------------------------------------------------------------------------

New York Life Insurance Company                        $150,000                   $150,000
---------------------------------------------------------------------------------------------
Greensboro Associates, John Marshall Associates
Limited Partnership and Woodland-Northridge I
Limited Partnership                                              $55,400 $21,600  $77,000
---------------------------------------------------------------------------------------------
LaSalle Fund II                                         $99,050                    $99,050
---------------------------------------------------------------------------------------------
New England Executive Park Limited Partnership, et al   $75,000                    $75,000
---------------------------------------------------------------------------------------------
Riverview Building Combined Limited Partnership         $45,000                    $45,000
---------------------------------------------------------------------------------------------
10960 Property Corporation                             $133,000                   $133,000
---------------------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)      $139,080                   $139,080
---------------------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)       $43,920                    $43,920
---------------------------------------------------------------------------------------------
Metropolitan Life Insurance Company                     $38,000          $39,000   $77,000
---------------------------------------------------------------------------------------------
                                                    Rentable       Year Built/    Date of
Property Name                                        Sq Ft         Renovated    Acquisition
-------------                                        -----         ---------    -----------

1997 Acquisitions
---------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                531,000         1970        4/23/97
---------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                    409,000      1988-1990      4/30/97
---------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL         1,106,000      1985-1996      5/23/97
---------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                           (1)          (1)          5/13/97
---------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                       929,545         1966         6/4/97
---------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA              175,000         1990         7/1/97
---------------------------------------------------------------------------------------------
Riverside, Newton, MA                                   (2)          (2)          8/21/97
---------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                      (3)          (3)          9/25/97
---------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                          (4)          (4)          9/29/97
---------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                     824,000         1994        10/1/97
---------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                           677,000         1985        10/8/97
---------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                 391,000      1972-1978     10/20/97
---------------------------------------------------------------------------------------------

                                                           Purchase Price (in thousands)
                                                        -------------------------------------
Seller                                                   Cash     Debt  O.P.Units  Total
------                                                   ----     ----  ---------  -----
1997 Acquisitions
---------------------------------------------------------------------------------------------
10880 Property Corporation                              $99,800                    $99,800
---------------------------------------------------------------------------------------------
Joshua Realty Corporation                               $25,000  $30,000           $55,000
---------------------------------------------------------------------------------------------
Westbrook Corporate Center Associates,
Westbrook Corporate Center IV Associates Limited
Partnership and Westbrook Corporate
Center V Associates Limited Partnership                 $42,700 $106,000 $33,400  $182,100
---------------------------------------------------------------------------------------------
Hewlett-Packard Company                                 $24,000                    $24,000
---------------------------------------------------------------------------------------------
Hexalon Real Estate, Inc.                              $280,000                   $280,000
---------------------------------------------------------------------------------------------
O.M. Sunnyvale Associates, L.P.                         $33,800                     $33,800
---------------------------------------------------------------------------------------------
Cabot, Cabot & Forbes of New England, Inc.              $32,500                     $32,500
---------------------------------------------------------------------------------------------
CalProp, Inc.                                           $10,600                     $10,600
---------------------------------------------------------------------------------------------
City of Burbank, Ishverbhai Patel, Patel Charitable
Remainder Unitrust and Burbank Holdings, Inc.           $18,850                     $18,850
---------------------------------------------------------------------------------------------
Windy Point LLC and Range Line LLC                      $21,136  $31,773  $6,701    $59,610
---------------------------------------------------------------------------------------------
Adams Family LLC                                        $72,175                     $72,175
---------------------------------------------------------------------------------------------
Mutual Life Insurance Company of New York               $38,000                     $38,000
---------------------------------------------------------------------------------------------

(1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Operating Partnership plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Operating Partnership plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Operating Partnership plans to develop a 585,000 square feet of class A office space.


Common and Preferred Stock Offerings included in pro forma:

                                                          Price Per           Gross             Net
          Year       Month        Shares        Type        Share            Proceeds         Proceeds
          ----       -----        ------        ----        -----            --------         --------
                                                                          (in thousands)
          1996       March       7,036,000     Common       $26.25           $184,695         $173,800
          1996      August       5,750,000     Common        25.75            148,063          139,400
          1996     November     13,723,000     Common        30.75            421,982          398,900
          1996     December      1,132,400     Common       33.465             37,896           37,800
          1997       April       7,000,000     Common       32.125            224,875          212,722
          1997       June        8,000,000    Preferred      25.00            200,000          193,350

                            BEACON PROPERTIES, L.P.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1997
                                  (Unaudited)

                                                                                             Pro Forma Adjustments
                                                                           ------------------------------------------------------
                                                                Beacon
                                                              Properties,      Sunnyvale
                                                                 L.P.          Business
                                                              Historical        Center        Riverside (A)    150 California (B)
                                                              ----------        ------        -------------    ------------------
                                                                                       (dollars in thousands)
              ASSETS
Real estate, net                                              $2,173,928        $33,800                             $10,600
Deferred financing and leasing costs, net                         16,725
Cash and cash equivalents                                         54,162        (32,800)          ($1,500)
Mortgages and notes receivable                                    51,507                           32,500
Other assets                                                      38,386         (1,000)
Investments in and advance
     to joint ventures and corporations                           51,438
                                                              -----------     ----------      ------------       -----------
           Total assets                                       $2,386,146                          $31,000           $10,600
                                                              ===========     ==========      ============       ===========

  LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                          $587,503
Note payable, Credit Facility                                    149,000                          $31,000           $10,600
Other liabilities                                                 66,768
Investment in joint venture                                       24,458
                                                              -----------     ----------      ------------       -----------

         Total liabilities                                       827,729                           31,000            10,600

Limited partners' capital interest at redemption value           244,629
Partners' capital                                              1,313,788
                                                              -----------     ----------      ------------       -----------

         Total liabilities and partners' capital              $2,386,146                          $31,000           $10,600
                                                              ===========     ==========      ============       ===========



                                                                                Pro Forma Adjustments
                                                           ---------------------------------------------------------------


                                                              Civic Opera     200 West         Media
                                                               Building         Adams         Center (E)         Lakeside
                                                               --------         -----         ----------         --------
                                                                                 (dollars in thousands)
              ASSETS
Real estate, net                                                 $59,610        $72,175           $18,850           $38,000
Deferred financing and leasing costs, net
Cash and cash equivalents
Mortgages and notes receivable
Other assets
Investments in and advance
     to joint ventures and corporations
                                                              -----------     ----------      ------------       -----------

           Total assets                                          $59,610        $72,175           $18,850           $38,000
                                                              ===========     ==========      ============       ===========

LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                           $31,773 (C)
Note payable, Credit Facility                                     21,136        $72,175           $18,850           $38,000
Other liabilities
Investment in joint venture
                                                              -----------     ----------      ------------       -----------

         Total liabilities                                        52,909         72,175            18,850            38,000

Limited partners' capital interest at redemption value             6,701 (D)
Partners' capital
                                                              -----------     ----------      ------------       -----------

         Total liabilities and partners' capital                 $59,610        $72,175           $18,850           $38,000
                                                              ===========     ==========      ============       ===========








                                                                   Pro Forma Adjustments
                                                            -----------------------------------
                                                                                    Pro Forma
                                                               Pro Forma          Consolidated
                                                               ---------          ------------
                                                                     (dollars in thousands)
                                ASSETS
Real estate, net                                                                    $2,406,963
Deferred financing and leasing costs, net                                               16,725
Cash and cash equivalents                                                               19,862
Mortgages and notes receivable                                                          84,007
Other assets                                                                            37,386
Investments in and advance
     to joint ventures and corporations                                                 51,438
                                                            -------------       ---------------
           Total assets                                                             $2,616,381
                                                            =============       ===============

                   LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                                                $619,276
Note payable, Credit Facility                                                          340,761
Other liabilities                                                                       66,768
Investment in joint venture                                                             24,458
                                                            -------------      ----------------

         Total liabilities                                                           1,051,263

Limited partners' capital interest at redemption value           ($1,476) (F)          249,854
Partners' capital                                                  1,476             1,315,264
                                                            -------------      ----------------

         Total liabilities and partners' capital                                    $2,616,381
                                                            =============      ================

 (A) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(B) 150 California consists of a parcel of land on which the Operating Partnership plans to develop a 207,000 square foot class A office property.

(C) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

 (D) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

 (E) Media Center consists of a parcel of land on which the Operating Partnership plans to develop a 585,000 square feet of class A office space.

 (F) Pro forma adjustment required to adjust the issuance of 156,756 units (See
     (D) ) to June 30, 1997 redemption value of $33.313 per Unit. The $33.313 value per Unit is based on the closing price of Beacon Properties Corporation's common stock on June 30, 1997.

                            BEACON PROPERTIES, L.P.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)


                                                              Beacon                                            October &
                                                            Properties,                   New York Life         November
                                                               L.P.       Perimeter      and Fairfax Va.          1996
                                                            Historical    Center (A)     Portfolios (B)     Acquisitions (G)
                                                            -----------   ----------     --------------     ----------------
                                                              (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                          $147,825       $6,420              19,098             38,886
       Management fees                                           3,005
       Recoveries from tenants                                  16,719          304               3,788              3,674
       Mortgage interest income                                  4,970
       Other income                                             11,249          208                 845              3,012
                                                           ------------  -----------     ---------------    ---------------

              Total revenue                                    183,768        6,932              23,731             45,572
                                                           ------------  -----------     ---------------    ---------------

Expenses:
       Property expenses                                        37,211        1,562               4,875             11,716
       Real estate taxes                                        18,124          591               1,708              3,991
       General and administrative                               19,217          378                 812              1,700
       Mortgage interest expense                                30,300        1,895 (C)           2,954 (F)
       Interest - amortization of financing costs                2,084           15 (D)
       Depreciation and amortization                            33,170        1,196 (E)           4,374 (E)          9,105 (E)
                                                           ------------  -----------     ---------------    ---------------

              Total expenses                                   140,106        5,637              14,723             26,512
                                                           ------------  -----------     ---------------    ---------------

Income from operations                                          43,662        1,295               9,008             19,060

Equity in net income of joint ventures and corporation           4,884
                                                           ------------  -----------     ---------------    ---------------

Income from continuing operations                               48,546        1,295               9,008             19,060
Discontinued operations:
Loss from operations - Construction Company                     (2,609)
Loss on sale - Construction Company                               (249)
Gain on sale - Westlakes Office Park
                                                           ------------  -----------     ---------------    ---------------

Income before extraordinary items                               45,688        1,295               9,008             19,060

Series A Preferred distributions
                                                           ------------  -----------     ---------------    ---------------

Net income available for units
       before extraordinary items                              $45,688       $1,295              $9,008            $19,060
                                                           ============  ===========     ===============    ===============

Units Outstanding (Excluding Preferred Units)
Net income per unit


(1)    Includes Depreciation and amortization of $4,033


                                                                                      Properties
                                                                 December              Acquired          Westlakes
                                                                   1996                  as of          Office Park
                                                             Acquisitions (H)       June 30, 1997 (I)    Sale (K)
                                                             ----------------       -----------------    --------
                                                     (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                                   26,858               66,093           ($8,422)
       Management fees
       Recoveries from tenants                                          6,099                7,991            (1,020)
       Mortgage interest income
       Other income                                                       470                2,771            (1,293)
                                                            ------------------     ----------------     -------------

              Total revenue                                            33,427               76,855           (10,735)
                                                            ------------------     ----------------     -------------

Expenses:
       Property expenses                                                4,509               14,299            (2,588)
       Real estate taxes                                                5,036                8,499              (626)
       General and administrative                                       1,250                1,952              (471)
       Mortgage interest expense                                                            10,380 (J)
       Interest - amortization of financing costs
       Depreciation and amortization                                    6,555 (E)           18,913 (E)        (2,458)
                                                            ------------------     ----------------     -------------

              Total expenses                                           17,350               54,043            (6,143)
                                                            ------------------     ----------------     -------------

Income from operations                                                 16,077               22,812            (4,592)

Equity in net income of joint ventures and corporation
                                                            ------------------     ----------------     -------------

Income from continuing operations                                      16,077               22,812            (4,592)
Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                                                          16,505
                                                            ------------------     ----------------     -------------

Income before extraordinary items                                      16,077               22,812            11,913

Series A Preferred distributions
                                                            ------------------     ----------------     -------------

Net income available for units
       before extraordinary items                                     $16,077              $22,812           $11,913
                                                            ==================     ================     =============

Units Outstanding (Excluding Preferred Units)
Net income per unit


(1)    Includes Depreciation and amortization of $4,033


                                                                 Properties
                                                                  Acquired
                                                                   After              Pro Forma           Pro Forma
                                                             June 30, 1997 (L)       Adjustments        Consolidated
                                                             -----------------       -----------        ------------
                                                       (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                                   $28,548                                $325,306
       Management fees                                                                                           3,005
       Recoveries from tenants                                           4,645                                  42,200
       Mortgage interest income                                                              3,406 (M)           8,376
       Other income                                                        666                                  17,928
                                                            -------------------     ---------------     ---------------

              Total revenue                                             33,859               3,406             396,815
                                                            -------------------     ---------------     ---------------

Expenses:
       Property expenses                                                10,258                                  81,841
       Real estate taxes                                                 6,088                                  43,411
       General and administrative                                        1,797                                  26,636
       Mortgage interest expense                                                            21,452 (N)          66,981
       Interest - amortization of financing costs                                                                2,099
       Depreciation and amortization                                     6,108 (E)                              76,962
                                                            -------------------     ---------------     ---------------

              Total expenses                                            24,251              21,452             297,930
                                                            -------------------     ---------------     ---------------

Income from operations                                                   9,608             (18,046)             98,885

Equity in net income of joint ventures and corporation                                        (450) (O)          4,434 (1)
                                                            -------------------     ---------------     ---------------

Income from continuing operations                                        9,608             (18,497)            103,319
Discontinued operations:
Loss from operations - Construction Company                                                                     (2,609)
Loss on sale - Construction Company                                                                               (249)
Gain on sale - Westlakes Office Park                                                                            16,505
                                                            -------------------     ---------------     ---------------

Income before extraordinary items                                        9,608             (18,497)            116,966

Series A Preferred distributions                                                           (17,960) (P)        (17,960)
                                                            -------------------     ---------------     ---------------

Net income available for units
       before extraordinary items                                       $9,608            ($36,457)            $99,006
                                                            ===================     ===============     ===============

Units Outstanding (Excluding Preferred Units)                                                                62,875,350
Net income per unit                                                                                               $1.57

(1)    Includes Depreciation and amortization of $4,033

See accompanying notes to pro forma condensed consolidated statement of operations.

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

       Rental income- historical                                   $6,128
       Pro forma straight-line rent adjustment                        292
                                                                 ---------

       Pro forma rental income                                     $6,420
                                                                 =========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.

                                                                  Fairfax         New York
                                                                  County            Life
                                                                 Portfolio       Portfolio          Total
                                                              --------------------------------------------
Revenue:
       Rental income-historical                                   $7,284          $11,048         $18,332
       Pro forma straight-line rent adjustment                       377              389             766
                                                              --------------------------------------------
       Pro forma rental income                                     7,661           11,437          19,098
       Management fees
       Recoveries from tenants                                       542            3,247           3,788
       Mortgage interest income
          Other income                                                72              773             845
                                                              --------------------------------------------

         Total revenue                                             8,274           15,457          23,731
                                                              --------------------------------------------

Expenses:
       Property expenses                                           1,581            3,294           4,875
       Real estate taxes                                             364            1,345           1,708
       General and administrative                                     80              732             812
       Mortgage interest expense (F)                               2,954                            2,954
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           1,568            2,806           4,374
                                                              --------------------------------------------

        Total expenses                                             6,546            8,177          14,723
                                                              --------------------------------------------

Income from operations                                            $1,728           $7,280          $9,008
                                                              ============================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                            BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:

                                                              Basis        Life     Depreciation
                                                              -----        ----     ------------
       Perimeter Center                                      $287,130     30 yrs          $1,196
                                                                                    =============

       Fairfax County Portfolio                                69,300     30 yrs          $1,568
       The New York Life Portfolio                            135,000     30 yrs           2,806
                                                                                    -------------

                                                                                          $4,374
                                                                                    =============

       October & November 1996 Acquisitions:
       ------------------------------------
       Rosslyn, Virginia Portfolio                             89,145     30 yrs          $2,352
       New England Executive Park                              67,500     30 yrs           1,969
       245 First Street                                        40,500     30 yrs           1,209
       10960 Wilshire Boulevard                               119,700     30 yrs           3,574
                                                                                    -------------

                                                                                          $9,105
                                                                                    =============

       December 1996 Acquisitions:
       --------------------------
       Lake Marriott Business Park                             31,110     30 yrs          $1,008
       Shoreline Technology Park                              100,650     30 yrs           3,263
       Presidents Plaza                                        69,250     30 yrs           2,284
                                                                                    -------------

                                                                                          $6,555
                                                                                    =============

       1997 acquisitions as of June 30, 1997
       -------------------------------------
       10880 Wilshire Boulevard                               102,000     30 yrs          $3,400
       Centerpointe                                            49,500     30 yrs           1,650
       Westbrook Corporate Center                             163,890     30 yrs           5,463
       225 Franklin Street                                    252,000     30 yrs           8,400
                                                                                    -------------

                                                                                         $18,913
                                                                                    =============


       Properties acquired
       -------------------
       after June 30, 1997:
       -------------------
       Sunnyvale Business Center                               30,420     30 yrs          $1,014
       Civic Opera Building                                    53,649     30 yrs           1,788
       200 West Adams                                          64,958     30 yrs           2,165
       Lakeside                                                34,200     30 yrs           1,140
                                                                                    -------------

                                                                                          $6,108
                                                                                    =============

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                                      Principal       Rate      Expense
                                      ---------       ----      -------
       John Marshall                    $21,068       8.38%      $1,197

       EJ Randolph (1)                   18,016       7.78%         951

       Northridge                        16,306       7.28%         806
                                     -----------             -----------

                                        $55,390                  $2,954
                                     ===========             ===========

       (1) Paid off by Credit Facility proceeds at closing.

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.

                                                             Rosslyn    New England                        10960
                                                            Virginia     Executive                        Wilshire
                                                            Portfolio       Park        245 First St.       Blvd.       Total
                                                           ----------------------------------------------------------------------
Revenue:
       Rental income- historical                              $11,640       $11,766          $4,552          $9,650     $37,607
       Pro forma straight-line rent adjustment                    361           283             510             124       1,278
                                                           ---------------------------------------------------------------------
       Pro forma rental income                                 12,001        12,049           5,062           9,774      38,885
       Management fees
       Recoveries from tenants                                    528         1,113           1,776             257       3,674
       Mortgage interest income
          Other income                                         $1,066                           533           1,413       3,012
                                                           ---------------------------------------------------------------------

         Total revenue                                         13,595        13,162           7,371          11,444      45,571
                                                           ---------------------------------------------------------------------

Expenses:
       Property expenses                                        2,611         4,958           1,020           3,126      11,716
       Real estate taxes                                          747         1,421             913             910       3,991
       General and administrative                                 575           471              81             572       1,700
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                        2,352         1,969           1,209           3,574       9,105
                                                           ---------------------------------------------------------------------

        Total expenses                                          6,286         8,819           3,223           8,183      26,512
                                                           ---------------------------------------------------------------------

Income from operations                                          7,308         4,342           4,148           3,261      19,059
                                                           =====================================================================


(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.

                                                              Shoreline     Lake Marriott
                                                             Technology        Business       Presidents
                                                                Park             Park            Plaza           Total
                                                            -------------------------------------------------------------
Revenue:
       Rental income-historical                                 $12,942           $3,824          $9,244          26,009
       Pro forma straight-line rent adjustment                                       237             611             848
                                                            -------------------------------------------------------------
       Pro forma rental income                                   12,942            4,061           9,855          26,857

       Management fees
       Recoveries from tenants                                    1,068              996           4,035           6,099
       Mortgage interest income
          Other income                                                                               470             470
                                                            -------------------------------------------------------------

         Total revenue                                           14,010            5,057          14,359          33,426
                                                            -------------------------------------------------------------

Expenses:
       Property expenses                                            105              718           3,685           4,509
       Real estate taxes                                          1,068              395           3,572           5,036
       General and administrative                                    71                8           1,171           1,250
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                          3,263            1,008           2,284           6,555
                                                            -------------------------------------------------------------

        Total expenses                                            4,508            2,130          10,712          17,350
                                                            -------------------------------------------------------------

Income from operations                                            9,503            2,927           3,647          16,077
                                                            =============================================================

                            BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)

(I) Results of operations of 10880 Wilshire Boulevard, Centerpointe and Westbrook Corporate Center, 225 Franklin Street for the year 1996.

                                                                 10880                    Westbrook      225
                                                                Wilshire                  Corporate    Franklin
                                                               Boulevard  Centerpointe      Center      Street        Total
                                                             ----------------------------------------------------------------
Revenue:
       Rental income-historical                                   $8,687        $7,293      $21,029      $24,172     $61,181
       Pro forma straight-line rent adjustment                       399           300        2,778        1,435       4,912
                                                             ----------------------------------------------------------------
       Pro forma rental income                                     9,086         7,593       23,807       25,607      66,093

       Management fees
       Recoveries from tenants                                        80           578        1,806        5,527       7,991
       Mortgage interest income
          Other income                                             1,306            99          136        1,230       2,771
                                                             ----------------------------------------------------------------

         Total revenue                                            10,472         8,270       25,749       32,364      76,855
                                                             ----------------------------------------------------------------

Expenses:
       Property expenses                                           3,066         1,740        4,400        5,093      14,299
       Real estate taxes                                           1,043           497        3,113        3,846       8,499
       General and administrative                                    720           180          208          844       1,952
       Mortgage interest expense (J)                                             1,914        8,466                   10,380
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           3,400         1,650        5,463        8,400      18,913
                                                             ----------------------------------------------------------------

        Total expenses                                             8,229         5,981       21,650       18,183      54,043
                                                             ----------------------------------------------------------------

Income from operations                                            $2,243        $2,289       $4,099      $14,181     $22,812
                                                             ================================================================

(J) Interest expense in mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of Sunnyvale Business Center, Civic Opera Building, 200 West Adams and Lakeside for the year 1996.

                                                               Sunnyvale      Civic        200
                                                                Business      Opera       West
                                                                 Center      Building     Adams    Lakeside     Total
                                                              ---------------------------------------------------------
Revenue:
       Rental income-historical                                   $3,209      $10,358    $10,467     $4,408    $28,442
       Pro forma straight-line rent adjustment                                     69        (68)       105        106
                                                              ---------------------------------------------------------
       Pro forma rental income                                     3,209       10,427     10,399      4,513     28,548

       Management fees
       Recoveries from tenants                                       212        1,545      2,647        241      4,645
       Mortgage interest income
          Other income                                                12          551         67         36        666
                                                              ---------------------------------------------------------

         Total revenue                                             3,433       12,523     13,113      4,790     33,859
                                                              ---------------------------------------------------------

Expenses:
       Property expenses                                                        6,070      2,393      1,795     10,258
       Real estate taxes                                             201        1,990      3,539        358      6,088
       General and administrative                                     59          937        339        462      1,797
       Mortgage interest expense (J)
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           1,014        1,788      2,165      1,140      6,108
                                                              ---------------------------------------------------------

        Total expenses                                             1,274       10,785      8,436      3,755     24,251
                                                              ---------------------------------------------------------

Income from operations                                            $2,159       $1,738     $4,677     $1,035     $9,608
                                                              =========================================================

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(M) Interest income related to the acquisition of the Rowes Wharf mortgage                $  611
                                                                                      -----------
    Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000 * 9%)            2,340
    Interest income - note receivable from Beacon Design Corp. ($3,250 * 7%)                 228
    Interest income - note receivable from Beacon Property Management Corp.
    ($3,250 * 7%)                                                                            228
                                                                                      -----------
    Total                                                                                  2,795
                                                                                      -----------
    Grand total                                                                           $3,406
                                                                                       ==========

(N) Credit facility interest expense:

    Credit Facility balance per pro forma balance sheet                                 $340,761
    Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

    Development projects owned or underdevelopment as of June 30, 1997:
                       Crosby Phase II                                                    (2,957)
                       175 Wyman Street                                                  (24,000)

    Development projects acquired after June 30, 1997:
                       150 California                                                    (10,600)
                       Media Center                                                      (18,850)
                                                                                      -----------
    Adjusted pro forma Credit Facility balance                                           284,354

    Average Credit Facility rate through December 31, 1996                                  7.78%
                                                                                      -----------

    Pro Forma Credit Facility interest expense full year                                  22,123
    Less historical  1996  Credit Facility interest expense                                3,294
                                                                                      -----------

    Pro Forma Credit Facility adjustment                                                  18,829
                                                                                      -----------

    Mortgage Interest:
    Pro forma mortgage interest on Centerpointe full year based on principal
    balance of $30,000 with interest at 7.32%                                              2,196
    Less: Historical 1996 interest expense                                                 1,914
                                                                                      -----------
                                                                                             282
                                                                                      -----------

    Mortgage Interest:
    Pro forma mortgage interest on Civic Opera Building full year based on
    principal balance of $31,773 with interest at 7.37%                                    2,342
                                                                                      -----------

    Grand total                                                                          $21,452
                                                                                      ===========

(0) Adjustment to equity in net income of corporations as a result of Riverside notes:
    Beacon Design Corp. note payable ($3,250 * 7%)                                         ($228)
    Beacon Property Management Corp. note payable ($3,250 * 7%)                             (228)
                                                                                      -----------
    Total interest expense adjustment                                                       (455)
    Operating Partnership ownership % of entities                                          98.99%
                                                                                      -----------
    Adjustment to equity in net income of corporations                                     ($450)
                                                                                      ===========

(P) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.




                             BEACON PROPERTIES, L.P.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1997
                                   (Unaudited)

                                                             Beacon             Properties
                                                           Properties,           Acquired           Westlakes
                                                              L.P.                as of              Office Park
                                                           Historical        June 30, 1997(A)        Sale (B)
                                                           -----------       ----------------        --------
                                                   (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                            $134,688              $29,151            (3,087)
       Management fees                                             1,579
       Recoveries from tenants                                    17,598                2,964              (408)
       Mortgage interest income                                    2,759
       Other income                                                6,121                  269              (415)
                                                           --------------   ------------------     -------------

              Total revenue                                      162,745               32,383            (3,910)
                                                           --------------   ------------------     -------------

Expenses:
       Property expenses                                          31,316                5,943              (858)
       Real estate taxes                                          17,480                3,719              (229)
       General and administrative                                 17,681                  461              (276)
       Mortgage interest expense                                  22,663                4,065
       Interest - amortization of financing costs                    737
       Depreciation and amortization                              31,816                7,351 (D)        (2,049)
                                                           --------------   ------------------     -------------

              Total expenses                                     121,693               21,540            (3,412)
                                                           --------------   ------------------     -------------

Income from operations                                            41,052               10,844              (498)

Equity in net income of joint ventures and corporations            3,271
                                                           --------------   ------------------     -------------

Income from continuing operations                                 44,323               10,844              (498)
Discontinued operations:
Loss from operations - Construction Company                       (1,473)
                                                           --------------   ------------------     -------------

Income before extraordinary items                                 42,850               10,844              (498)

Series A Preferred distributions                                    (898)
                                                           --------------   ------------------     -------------

Net income available for units
       before extraordinary items                                $41,952              $10,844              (498)
                                                           ==============   ==================     =============


Units Outstanding  ( Excluding Preferred Units )
Net income per unit


(1)    Includes Depreciation and amortization of $2,076

                                                              Properties
                                                               Acquired
                                                                 After          Pro Forma          Pro Forma
                                                            June 30, 1997(C)    Adjustments       Consolidated
                                                            ----------------    -----------       ------------
                                                   (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                               14,482                              $175,234
       Management fees                                                                                    1,579
       Recoveries from tenants                                      1,982                                22,136
       Mortgage interest income                                                        1,398 (E)          4,157
       Other income                                                   212                                 6,187
                                                            --------------     --------------    ---------------

              Total revenue                                        16,676              1,398            209,292
                                                            --------------     --------------    ---------------

Expenses:
       Property expenses                                            4,321                                40,722
       Real estate taxes                                            3,308                                24,278
       General and administrative                                     934                                18,800
       Mortgage interest expense                                                       6,560 (F)         33,289
       Interest - amortization of financing costs                                                           737
       Depreciation and amortization                                3,054 (D)                            40,172
                                                            --------------     --------------    ---------------

              Total expenses                                       11,617              6,560            157,998
                                                            --------------     --------------    ---------------

Income from operations                                              5,059             (5,163)            51,294

Equity in net income of joint ventures and corporations                                 (225) (G)         3,046 (1)
                                                            --------------     --------------    ---------------

Income from continuing operations                                   5,059             (5,388)            54,340
Discontinued operations:
Loss from operations - Construction Company                                                              (1,473)
                                                            --------------     --------------    ---------------

Income before extraordinary items                                   5,059             (5,388)            52,867

Series A Preferred distributions                                                      (8,082)(H)         (8,980)
                                                            --------------     --------------    ---------------

Net income available for units
       before extraordinary items                                  $5,059           ($13,470)           $43,887
                                                            ==============     ==============    ===============


Units Outstanding  ( Excluding Preferred Units )                                                      62,875,350
Net income per unit                                                                                        $0.70


(1)    Includes Depreciation and amortization of $2,076


See accompanying notes to pro forma condensed consolidated statement of operations.

                            BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1997
                                   (Unaudited)


(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center and 225 Franklin Street for the period prior to the date of acquisition.

                                                               10880                      Westbrook        225
                                                             Wilshire                     Corporate     Franklin
                                                             Boulevard    Centerpointe      Center       Street        Total
                                                          ---------------------------------------------------------------------
Revenue:
       Rental income - historical                               $4,078         $2,411        $9,961       $11,512      $27,962
       Pro forma straight - line rent adjustment                   660             99           464           (34)       1,189
                                                          ---------------------------------------------------------------------
       Pro forma rental income
                                                                 4,738          2,510        10,425        11,478       29,151
       Management fees
       Recoveries from tenants                                      37            191           475         2,260        2,964
       Mortgage interest income
       Other income                                                 81             33             2           154          269
                                                          ---------------------------------------------------------------------

         Total revenue                                           4,856          2,734        10,901        13,893       32,383
                                                          ---------------------------------------------------------------------

Expenses:
       Property expenses                                         1,274            575         1,941         2,153        5,943
       Real estate taxes                                           360            164         1,617         1,578        3,719
       General and administrative                                   31             60            27           344          461
       Mortgage interest expense                                                  726         3,339                      4,065
       Interest - amortization of financing costs
       Depreciation and amortization (E)                         1,058            545         2,155         3,593        7,351
                                                          ---------------------------------------------------------------------

        Total expenses                                           2,723          2,070         9,079         7,667       21,540
                                                          ---------------------------------------------------------------------

Income from operations                                          $2,133           $663        $1,822        $6,225      $10,844
                                                          =====================================================================

(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Sunnyvale Business Center, Civic Opera Building, 200 West Adams and Lakeside for the six months ended June 30, 1997.


                                                             Sunnyvale      Civic          200
                                                             Business       Opera         West
                                                              Center       Building       Adams      Lakeside       Total
                                                          ------------------------------------------------------------------
Revenue:
       Rental income-historical                                 $1,610        $4,937       $5,543       $2,348      $14,438
       Pro forma straight-line rent adjustment                                    59          (34)          19           44
                                                          ------------------------------------------------------------------
       Pro forma rental income                                   1,610         4,996        5,509        2,367       14,482

       Management fees
       Recoveries from tenants                                     102           571        1,164          145        1,982
       Mortgage interest income
       Other income                                                  7           146           38           21          212
                                                          ------------------------------------------------------------------

         Total revenue                                           1,719         5,713        6,711        2,533       16,676
                                                          ------------------------------------------------------------------

Expenses:
       Property expenses                                                       2,206        1,155          960        4,321
       Real estate taxes                                           102         1,050        1,971          185        3,308
       General and administrative                                   87           447          148          252          934
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           507           894        1,083          570        3,054
                                                          ------------------------------------------------------------------

        Total expenses                                             696         4,597        4,357        1,967       11,617
                                                          ------------------------------------------------------------------

Income from operations                                          $1,023        $1,116       $2,354         $566       $5,059
                                                          ==================================================================

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1997
                                   (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:


                                                          Basis       Life     Depreciation
                                                          -----       ----     ------------
       1997 acquisitions as of June 30, 1997
       -------------------------------------
       10880 Wilshire Boulevard                          $102,000     30 yrs           $1,058
       Centerpointe                                        49,500     30 yrs              545
       Westbrook Corporate Center                         163,890     30 yrs            2,155
       225 Franklin Street                                252,000     30 yrs            3,593
                                                                                 -------------

                                                                                       $7,351
                                                                                 =============


       Properties acquired
       -------------------
       after June 30, 1997:
       -------------------
       Sunnyvale Business Center                          $30,420     30 yrs             $507
       Civic Opera Building                                53,649     30 yrs              894
       200 West Adams                                      64,958     30 yrs            1,083
       Lakeside                                            34,200     30 yrs              570
                                                                                  -------------

                                                                                       $3,054
                                                                                  =============

 (E)   Interest income on Riverside notes receivable:
       Interest income - note receivable from Riverside Project LLC ($26,000*9%)        $1,170
       Interest income - note receivable from Beacon Design Corp. ($3,250*7%)              114
       Interest income - note receivable from Beacon Property Management Corp.
        ($3,250*7)                                                                         114
                                                                                  -------------
       Total                                                                            $1,398
                                                                                  =============

 (F)   Credit facility interest expense:
       Credit Facility balance per pro forma balance sheet                            $340,761
       Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

       Development projects owned or underdevelopment as of June 30, 1997:
                       Crosby Phase II                                                  (2,957)
                       175 Wyman Street                                                (24,000)

       Development projects acquired after June 30, 1997:
                       150 California                                                  (10,600)
                       Media Center                                                    (18,850)
                                                                                   ------------
       Adjusted pro forma Credit Facility balance                                      284,354

       Average Credit Facility rate through June 30, 1997                                 7.38%
                                                                                   ------------

       Pro Forma Credit Facility interest expense full year                             20,985
                                                                                            50%
                                                                                   ------------
       Pro Forma Credit Facility interest expense 1/2 year                              10,493
       Less historical 1997 Credit Facility interest expense                            (5,103)
                                                                                   ------------

       Pro Forma Credit Facility adjustment                                              5,390
                                                                                   ------------

       Mortgage Interest:
       Pro forma mortgage interest on Civic Opera Building 1/2 year based on
       principal balance of $31,773 with interest at 7.37%                               1,171
                                                                                   ------------

       Grand total                                                                      $6,560
                                                                                   ============

(G)    Adjustment to equity in net income of corporations as a result of Riverside notes:
       Beacon Design Corp. note payable ($3,250*7%)                                         ($114)
       Beacon Property Management Corp. note payable ($3,250*7%)                             (114)
                                                                                           -------
       Total interest expense adjustment                                                     (228)
       Operating Partnership ownership % of entities                                        98.99%
                                                                                           -------
       Adjustment to equity in net income of corporations                                   ($225)
                                                                                           =======

     (H) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.